                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        TIS MORTGAGE INVESTMENT COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                        TIS Mortgage Investment Company
                       655 Montgomery Street, Suite 800
                        San Francisco, California 94111




Dear Stockholder:

     You are cordially invited to attend the 1999 annual meeting of stockholders of TIS Mortgage Investment Company. The annual meeting is being held at the __________________________, located at _______________, San Francisco,
California, on Friday, June 11, 1999, at 10:00 a.m., local time.

     At the annual meeting, you will be asked to elect six directors and approve amendments to the Company's charter to change the Company's name to TISCAP, Inc. and add restrictions on the transfer of Company stock to preserve the Company's net operating loss carryover and other beneficial tax attributes for federal income tax purposes. You will also be asked to permit the Board of Directors to terminate the Company's status as a real estate investment trust if and when the Board of Directors deems it advisable. That permission would include the amendment of certain related provisions of the Company's charter.

     Enclosed is our notice of annual meeting, proxy statement and form of proxy relating to the annual meeting. The proxy statement contains a more detailed description of each of the matters to be considered at the annual meeting and our reasons for recommending that you elect the Board's six nominees for director and approve the other proposals to be presented.

     Your vote is very important regardless of how many shares you own. Approval of all proposals, other than the election of directors, requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to be voted on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal. In order to ensure that your shares will be represented at the annual meeting, whether or not you are able to attend in person, please promptly compete the enclosed proxy card and return it in the postage-prepaid envelope provided.

                                              Sincerely,


                                              Douglas B. Fletcher
                                              Chairman of the Board

San Francisco, California
April 26, 1999

                        TIS Mortgage Investment Company
                       655 Montgomery Street, Suite 800
                        San Francisco, California 94111
                 _____________________________________________
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on June 11, 1999
                 ______________________________________________

To Our Stockholders:

     The 1999 annual meeting of stockholders of TIS Mortgage Investment Company, a Maryland corporation (the "Company"), will be held at the __________________________, located at __________, San Francisco, California, on
Friday, June 11, 1999, at 10:00 a.m., local time, for the following purposes:

     1. To elect two Class III directors, two Class I directors and two Class II directors;

     2. To consider and vote on a proposal to amend the Company's charter to change the Company's name to TISCAP, Inc.;

     3. To consider and vote on a proposal to permit the Board of Directors to terminate the Company's status as a real estate investment trust, if and when the Board of Directors deems it advisable (which permission would include the amendment of certain related provisions of the Company's charter);

     4. To consider and vote on a proposal to amend the Company's charter to add restrictions on the transfer of Company stock to preserve the Company's net operating loss carryover and other beneficial tax attributes for federal income tax purposes; and

     5. To transact such other business as may properly come before the annual meeting or any adjournments or postponements of the meeting.

     A form of proxy and a proxy statement containing more detailed information concerning the matters to be considered at the annual meeting accompany this notice. Only stockholders of record at the close of business on April 19, 1999, the record date, are entitled to notice of and to vote at the annual meeting.

     Whether or not you intend to attend the annual meeting, to assure your representation, you are urged to complete and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the annual meeting may vote in person even if he or she has previously returned a proxy.

                                 By Order of the Board of Directors


                                 John E. Castello
                                 Executive Vice President, Chief
                                 Financial Officer and Secretary
San Francisco, California
April 26, 1999

                        TIS Mortgage Investment Company
                       655 Montgomery Street, Suite 800
                        San Francisco, California 94111
                                (415) 393-8000
--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                                    GENERAL

     This proxy statement is being furnished in connection with the solicitation by the Board of Directors of TIS Mortgage Investment Company, a Maryland corporation (the "Company"), of proxies for use at the annual meeting of stockholders, and any and all adjournments or postponements of the meeting, to be held at the __________________________, located at _____________, San
Francisco, California, on Friday, June 11, 1999, at 10:00 a.m., local time.
This proxy statement and the accompanying form of proxy are first being mailed to the stockholders on or about April 26, 1999.

     At the meeting, Company stockholders will (i) elect two Class III directors to serve until the 2000 annual meeting of stockholders and until their successors are elected and qualify, (ii) elect two Class I directors to serve until the 2001 annual meeting of stockholders and until their successors are elected and qualify, (iii) elect two Class II directors to serve until the 2002 annual meeting of stockholders and until their successors are elected and qualify, (iv) consider and vote on a proposal to amend the Company's charter (the "Charter") to change the Company's name to TISCAP, Inc., (v) consider and vote on a proposal to permit the Board of Directors to terminate the Company's status as a real estate investment trust ("REIT"), if and when the Board of Directors deems it advisable (which permission would include the amendment of certain related provisions of the Charter) and (vii) consider and vote on a proposal to amend the Charter to add restrictions on the transfer of Company stock to preserve the Company's net operating loss carryover (the "NOL") and other beneficial tax attributes for federal tax income purposes.

Record Date

     Only stockholders of record at the close of business on the record date, April 19, 1999, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 8,893,250 shares of the Company's common stock, par value $.001 per share (the "Common Stock").

Voting

     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting constitutes a quorum for the transaction of business at the meeting. If a proxy is properly signed and returned, the shares represented by the proxy will be voted at the meeting in accordance with the instructions on the proxy. However, if no instructions are specified, such shares will be voted FOR each nominee for director and FOR each other proposal described in this proxy statement. If a proxy is accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.

     Each stockholder voting at the meeting, in person or by proxy, may cast one vote for each share of Common Stock held for each nominee for director. In the election of directors, the six nominees receiving the highest number of votes cast at the meeting will be elected. If any of the nominees for director named in "Proposal No. 1 - To Elect Directors" are not elected, the nominee for director who is elected will be elected to the class of the nominee for director who was not elected. An abstention in the election of directors will have no effect on the result of the vote. Cumulative voting in the election of directors is not permitted. On all other matters, one vote may be cast for each share of Common Stock held. Approval of all proposals, other than the election of directors, requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to be voted on the proposal. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter for which the brokers or nominees do not have discretionary power), on all proposals other than the election of directors, will have the same effect as votes against the proposal.

Revocability of Proxies

     A proxy may be revoked in writing at any time before it is exercised by delivery to the Secretary of the Company of an instrument of revocation or a duly signed proxy bearing a later date than the revoked proxy. A proxy may also be revoked by attending the meeting and electing to vote in person. However, mere attendance at the meeting will not revoke a proxy.

Solicitation

     The Company will bear the expense of printing and mailing the proxy materials. In addition to the solicitation of proxies by mail, directors, officers and other employees of the Company may solicit proxies by personal interview, telephone or fax. Such persons will not receive any additional compensation for doing that solicitation. Copies of the proxy materials will be furnished to brokerage firms, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding the proxy materials to such beneficial owners. The Company has retained MacKenzie Partners, Inc., at an estimated cost of $7,500, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of shares of Common Stock as of April 19, 1999, by (i) each person known to the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each director and nominee for director, (iii) each individual named in the summary compensation table below and (iv) all directors and executive officers as a group. Except as otherwise indicated, each stockholder has sole voting and investment power with respect to the shares beneficially owned, subject to community property rights where applicable.

             Name                               Number of Shares               Percentage of Common
            -----                              -----------------               ---------------------
Pacific Securitization, Inc.          }          1,613,070 (1)                           18.1%
  Lorraine O. Legg
  Patricia M. Howe
John V. Winfield                      }            774,200 (2)                            8.6%
  The Intergroup Corporation
  Santa Fe Corporation
Anthony H. Barash                                    7,000                                *
Douglas B. Fletcher                                 15,600 (3)                            *
Patricia M. Howe                                   154,820 (4)                            1.7%
Robert W. Ledoux                                     9,050 (5)                            *
Lorraine O. Legg                                   206,700 (6)                            2.3%
J. David Schemel                                         0
John E. Castello                                    76,000 (7)                            *
All directors and executive officers as a        2,082,240 (8)                           22.6%
 group (7 persons)

_________
*Holds less than 1%.


(1) Represents shares held of record by Pacific Securitization, Inc. ("Pacific"), a wholly-owned subsidiary of E & L Associates, Inc. ("E&L"), which is in turn a wholly-owned subsidiary of Corporate Capital Investment Advisors ("CCIA"). CCIA is principally owned by Lorraine O. Legg, the President, Chief Executive Officer and a director of the Company, and Patricia M. Howe, a director of the Company. The business address of Pacific, E&L, CCIA, Ms. Legg and Ms. Howe is 655 Montgomery Street, Suite 800, San Francisco, California 94111. See also notes (4) and (6) below.

(2) All information with respect to Mr. Winfield, The Intergroup Corporation ("Intergroup") and Santa Fe Corporation ("Santa Fe") is based solely on a
     Schedule 13D dated July 31, 1997, as amended by an Amendment No. 2 to
     Schedule 13D dated February 27, 1999, filed by them with the Securities and Exchange Commission (the "SEC"). Mr. Winfield has sole voting and dispositive power with respect to 193,000 shares owned by him directly. As the Chairman, President, Chief Executive Officer and controlling shareholder of Intergroup, Mr. Winfield shares voting and dispositive power with Intergroup with respect to 471,100 shares owned by Intergroup directly. As the Chairman, President and Chief Executive Officer of Santa Fe, he shares voting and dispositive power with Santa Fe with respect to 110,100 shares owned by Santa Fe directly. The business address of Mr. Winfield and Intergroup is 2121 Avenue of the Stars, Suite 2020, Los Angeles,

     California 90067. The business address of Santa Fe is 2251 San Diego Avenue, Suite A-151, San Diego, California 92110.

(3) Includes 3,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

(4) Includes 50,000 shares held through an individual retirement account and 101,000 shares issuable under options exercisable within 60 days of the date of this proxy statement. Does not include 1,613,070 shares held of record by Pacific (see note (1) above). Ms. Howe shares voting and dispositive power with respect to the 1,613,070 shares held by Pacific directly. Ms. Howe has sole voting and dispositive power over all other shares held by her.

(5) Includes 500 shares held in an individual retirement account for the benefit of Mr. Ledoux's wife, as to which Mr. Ledoux shares voting and investment power, and 3,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

(6) Includes 56,600 shares held through certain trusts or an individual retirement account, and 150,000 shares issuable under options exercisable within 60 days of the date of this proxy statement. Does not include 1,613,070 shares held of record by Pacific (see note (1) above). Ms. Legg shares voting and dispositive power with respect to the 1,613,070 shares held by Pacific directly. Ms. Legg has sole voting and dispositive power over all other shares held by her.

(7) Includes 2,300 shares held in an individual retirement account for the benefit of Mr. Castello's wife, as to which Mr. Castello shares voting and investment power, 4,000 shares held in custody for Mr. Castello's two sons, as to which Mr. Castello shares voting and investment power, and 50,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.

(8) Includes 1,613,070 shares held of record by Pacific (see notes (1), (4) and (6) above) and 307,000 shares issuable under options exercisable within 60 days of the date of this proxy statement.


                                PROPOSAL NO. 1

                              TO ELECT DIRECTORS

     The Company's amended and restated by-laws (the "Bylaws") divides the Board of Directors into three classes, Class I, Class II and Class III, as nearly equal in number as possible. There are currently six directors. The term of office for the directors in Class I would have expired at the annual meeting of stockholders in 1998, and the term of office for the directors in Class II expires with the meeting. Because of the deferral of the annual meeting of stockholders from 1998 until this year, the terms of directors in both Classes I and II will expire at the meeting. In addition, since the last annual meeting of stockholders, Ms. Lorraine O. Legg and Messrs. Anthony H. Barash and J. David Schemel have been elected to the Board to fill existing vacancies, and their terms of office will expire at the meeting.

     The Board of Directors has nominated, and recommends the election of, the following persons to serve as directors of the Company in the classes indicated below until the annual meetings of stockholders in the years indicated below and until their successors are elected and qualify:

                                            Director                        Year Term Would
              Name                           Since            Class              Expire
------------------------------            -----------    -----------        -----------------
         Patricia M. Howe                   1988              III                 2000
         Robert W. Ledoux                   1988              III                 2000
         Douglas B. Fletcher                1988               I                  2001
         J. David Schemel                   1999               I                  2001
         Anthony H. Barash                  1999              II                  2002
         Lorraine O. Legg                   1988              II                  2002

     Each of the nominees is presently serving as a director of the Company. Although the Board of Directors has no reason to believe that any of them will be unable to continue to serve, if that should occur, proxies will be voted for such alternative person or persons as shall be recommended by the Board of Directors. The Bylaws provide that during such time as the Company qualifies or seeks to qualify as a REIT, except in the case of a vacancy, a majority of the Board of Directors shall be composed of persons who are not affiliates of any third-party manager, if any, responsible for directing and performing the day-to-day business affairs of the Company or of any affiliate of such third-party manager, and who are not employed by, or receiving any compensation (except for serving as a director) from, the Company ("Unaffiliated Directors").

Biographical Information

     Except as otherwise noted, the following individuals have had the occupations indicated (other than directorships) for at least the past five years. Officers of the Company are elected by the Board of Directors annually to serve for one-year terms, subject to earlier termination, and until their successors are elected. However, both of the Company's executive officers have entered into employment agreements with the Company (see "Employment Agreements" below).

     Patricia M. Howe, 70, Director of the Company since 1988; and Chairman of the Company from 1988 to 1997. Chairman, Pacific Securitization Inc. (asset securitization); Chairman, Chief Financial Officer and a Director, Corporate Capital Investment Advisors (holding company); Chairman, TIS Asset Management since 1991; and Chairman, TIS Financial Services, Inc. (financial products) since 1984.

    Robert W. Ledoux, 57, Director of the Company since 1988. General Partner, Venture Growth Associates (investment partnership) since 1998; Associate, Bryan & Edwards (private venture capital) from 1984 to 1998; for the prior 11 years, Vice President, BA Investment Management Co. (wholly-owned subsidiary of Bank of America); and Chartered Financial Analyst.

     Douglas B. Fletcher, 73, Chairman of the Company since 1997. Chairman and Chief Executive Officer, Fletcher Capital Advisors Incorporated (investment advisor); Partner, Newport Partners (privately-owned venture capital firm); Vice Chairman and Director, The Pacific Horizon Group of mutual funds managed by Bank of America; from 1962 to 1982, Chairman and Chief Executive Officer of Angeles Corporation (AMEX); former Allied Member, New York Stock Exchange; and Chartered Financial Analyst.

     J. David Schemel, 43, Director of the Company since February, 1999. Managing Member, Vista Marin, LLC (owner and manager of an office building in Redwood City, California) since 1998; Managing Member, DSDI, LLC (owner of apartment buildings in San Francisco and on the San Francisco Peninsula) since 1994; Managing Member, Oxford Associates, LLC (residential home developer) since 1996; and from 1988 to 1994, Vice President, TRI Commercial Real Estate, for which he managed various workout transactions.

     Anthony H. Barash, 56, Director of the Company since February, 1999. Senior Vice President, Corporate Affairs, and General Counsel, Bowater Incorporated (paper and forest products company) since April 1996; and Partner in the Los Angeles office, Seyfarth, Shaw, Fairweather & Geraldson (a national law firm), where he was a member of the firm's Business Law and Real Estate Group, from May 1993 to April 1996.

     Lorraine O. Legg, 59, President and Chief Executive Officer of the Company since 1988; and Director of the Company from 1988 to May 1997 and since September 1997. President, Chief Executive Officer and a Director, Pacific Securitization, Inc.; President, Chief Executive Officer and a Director of Corporate Capital Investment Advisors; President, Chief Executive Officer and Director, TIS Asset Management since 1991; President, Chief Executive Officer and a Director, TIS Financial Services, Inc. since 1984; Director (since 1993) and President and Chief Executive Officer (from December 1995 to June 1998), Meridian Point Realty Trust VIII Co.; and Director (from 1993 to September 1998) and President and Chief Executive Officer (from February 1996 to September
1998), Meridian Point Realty Trust `83. Director, Downtown Association of San Francisco; Chairman, Planned Giving Foundation; and Director, CFI ProServices, Inc.

     John E. Castello, 54, Executive Vice President and Chief Financial Officer of the Company since 1988 and its Treasurer since June 1993. Senior Vice President, TIS Financial Services, Inc. since 1984; Director and Senior Vice President, TIS Asset Management since 1991; Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust `83 from February 1996 to September 1998; Senior Vice President and Chief Financial Officer of Meridian Point Realty Trust VIII Co. from December 1995 to June 1998; and Assistant Secretary, INVG Mortgage Securities Corp. from 1992 to 1996.

Information Concerning Meetings and Certain Committees

     At the beginning of 1998, the Company's Board of Directors consisted of Mr. Fletcher, Ms. Legg, Ms. Howe, Mr. Ledoux, John D. Boyce, Melvin W. Petersen, Richard M. Osborne, Christopher L. Jarratt and James G. Lewis. Mr. Petersen resigned from the Board in September 1998. In February 1999, Messrs. Osborne, Jarratt and Lewis resigned from the Board and Messrs. Barash and Schemel were elected to fill vacancies on the Board. In March 1999, the Board reduced the number of authorized directors from nine to six, and Mr. Boyce resigned and retired from the Board. The Board of Directors met six times during 1998.

     The Company has an Audit Committee and a Compensation Committee. The Company does not have a nominating committee or any other such committee which performs similar functions.

     During 1998, Messrs. Ledoux, Boyce, Petersen and Osborne were members of the Audit Committee. The current members of the Audit Committee are Messrs. Ledoux, Barash and Schemel. The Audit Committee makes recommendations to the Board of Directors concerning the engagement, retention and discharge of independent auditors, reviews with the Company's independent auditors the plans and results of the auditing engagement and the adequacy of the Company's system of internal accounting controls and directs any investigations into matters within the scope of the foregoing duties. The Audit Committee met once during 1998.

     During 1998, Messrs. Boyce and Petersen were members of the Compensation Committee. Since their resignations, no current directors have been appointed to the Compensation Committee. The Compensation Committee adopts and administers compensation plans for executive officers of the Company and others, including the Company's 1995 Stock Option Plan. The Compensation Committee did not meet in 1998, and no bonuses or other incremental compensation was paid to the Company's executive officers in that year.

     During 1998, no director attended fewer than 75% of the total of all meetings of the Board of Directors, and the committees, if any, upon which such director served, which were held during the period of time that such person served on the Board or such committee, except Mr. Osborne who attended 14% of the total of all meetings of the Board and the committee on which he served.

Compensation of Directors

     The Company pays an annual fee of $12,000 to each non-employee director and a fee of $300 for each Board meeting and each Board committee meeting attended by each such director (except meetings by conference telephone). The Company reimburses directors for costs and expenses incurred in attending such meetings.

     Under the Company's 1995 Stock Option Plan, each Unaffiliated Director in office at the close of each annual meeting is granted an option to purchase 1,000 shares of Common Stock as of the tenth business day immediately following each such annual meeting of stockholders. Such options are exercisable on the date of grant, and remain exercisable for ten years from the grant date, unless the Unaffiliated Director's services to the Company terminate at an earlier date. The exercise price is equal to 110% of the fair market value of the optioned shares on the date the option is granted, except that the exercise price is reduced by the amount of any dividends declared after the date the optionee is eligible to purchase such shares. In no event, however, is the exercise price to be less than 50% of the fair market value of the optioned share on the date the option is granted. No options were granted in 1998, as no annual meeting of stockholders was held in that year.

Compensation of Executive Officers

     The following table sets forth information regarding compensation paid or payable by the Company to the Company's executive officers for the years indicated below.

                           SUMMARY COMPENSATION TABLE

            Name and Principal Position                     Year             Annual Compensation
            ---------------------------                     -----            ---------------------
              Lorraine O. Legg                                1998                $95,000
              President and Chief Executive                   1997                 95,000
              Officer                                         1996                 47,500(1)

              John E. Castello                                1998                $80,000
              Executive Vice President and Principal          1997                 80,000
              Financial Officer                               1996                 40,000(1)


---------------
(1) On July 1, 1996, the Company became a self-administered real estate investment trust. Prior to that date, the Company was party to an agreement (the "Management Agreement") with TIS Financial Services, Inc. (the "Former Manager"), under which the Former Manager managed the Company's day-to-day operations, subject to the supervision of the Board of Directors. Under the Management Agreement, the Company paid certain fees and expenses to the Former Manager and did not pay cash compensation to its executive officers. The amounts shown as compensation paid or payable by the Company in 1996 are the amounts earned from and after July 1, 1996, the date on which the Company became self-administered and began paying its executive officers salaries. See also "Certain Relationships and Related Transactions" below.

     Stock Options. The Company did not grant any options to its executive officers in 1998. Ms. Legg currently holds fully exercisable options to acquire 150,000 shares of Common Stock at a per share exercise price of $2.23. Mr. Castello currently holds fully exercisable options to acquire 50,000 shares of Common Stock at a per share exercise price of $2.23. All such options were granted in 1995 and expire in 2005 (subject to earlier termination in the event of termination of employment, disability or death). The per share exercise price of such options exceeded the $0.50 closing price of the Common Stock on December 31, 1998.

     Employment Agreements. The Company has employment agreements with Ms. Legg and Mr. Castello. Ms. Legg's agreement provides for an initial term through July 1, 1999, and Mr. Castello's agreement provides for an initial term through July 1, 1998. Both agreements have evergreen renewal provisions that automatically extend the term of the agreements for one year, unless either party provides prior written notice to terminate during the periods provided by the agreement. Each agreement includes (i) an annual base salary of $95,000 for Ms. Legg and $80,000 for Mr. Castello; (ii) an annual incentive performance bonus determined at the discretion of the Board of Directors; (iii) certain fringe benefits; (iv) payment of 50% of the cost of certain medical and disability insurance and (v) two weeks paid vacation per calendar year for the first four years of service (three weeks per calendar year thereafter).

     Each agreement provides for the officer to receive his or her accrued base salary to the date of termination by reason of death or disability (as defined in the agreements). Each agreement also provides for the officer to receive his or her base salary, incentive bonus and fringe benefits that are accrued and unpaid up to the date of termination for "cause" (as defined in the agreements) or if the officer terminates the agreement without "good reason" (as defined in the agreements). If the officer is terminated other than for cause, or he or she quits for good reason (which includes a change of control), he or she will receive: (i) any unpaid portion of his or her base salary and incentive bonus accrued and unpaid through the termination date; (ii) a severance payment in the amount of 299% of the higher of the officer's combined base salary and actual incentive bonus for the preceding fiscal year and the average of the officer's combined base salary and incentive bonus for the three preceding years, provided that the total severance payment is not less than $283,100 for Ms. Legg and $239,000 for Mr. Castello; (iii) immediate vesting of all stock options held by the officer and (iv) continuation of all fringe benefits until the earlier of the officer's securing full-time employment or completion of the term of the agreement remaining at the time of termination. Each agreement provides that during the term of the agreement, and for one year after termination of the employment relationship by the Company without cause or by the officer for good reason, the officer will not be affiliated with a "Competing REIT" (as defined in the agreements).

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the principal exchange on which the Common Stock is listed. Officers, directors and greater than ten percent stockholders are also required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the reporting period ended December 31, 1998.

Certain Relationships and Related Transactions

     The Former Manager. The Company has a Facilities and Expense Sharing Agreement with the Former Manager (the "Sharing Agreement"). The Sharing Agreement provides for the prorata sharing of office space, office equipment and the expenses of certain administrative and other personnel and ancillary services. The prorata sharing is determined based upon the relative benefit received by each party in accordance with the amount of space used or the relative amount of time each such resource is used, or such other allocation method as may be reasonable and agreed to by the parties. The Sharing Agreement continues in effect until terminated by one of the parties on 30 days' prior written notice or until the parties no longer share office space. The Company paid the Former Manager $28,980 under the Sharing Agreement in 1998.

     In April 1999, the Company entered into a financing agreement with the Former Manager, whereby the Former Manager extended a revolving line of credit of $1 million to the Company. This revolving line of credit is to provide working capital to the Company. It is for a term of six months, is at the annual rate of prime plus one and one-half percent and is secured by the Company's ownership in Bankers Trust Series 1988-1 Residual Interest Certificate. In order to provide the revolving line of credit, the Former Manager has obtained the commitments of DSDI, LLC, an entity controlled by Mr. Schemel, for $625,000 and an unrelated lender for the remainder, both on the same terms as the revolving line of credit.

     The executive officers of the Former Manager include the following persons, who also serve as directors and/or executive officers of the Company: Patricia
M. Howe, Chairman of the Board of the Former Manager; Lorraine O. Legg, President and Chief Executive Officer of the Former Manager; and John E. Castello, Senior Vice President of the Former Manager. Ms. Howe and Ms. Legg each own 38.125% of the outstanding stock of CCIA, the parent of the Former Manager and the indirect parent of Pacific.

     Pacific. On February 2, 1999, the Company acquired all the shares of Novato Markets, Inc. ("Novato") from Pacific, in exchange for 1,613,070 shares of Common Stock (or approximately 18.1% of its then outstanding shares). Through a wholly-owned subsidiary, Novato owns a shopping center located in Rohnert Park, California, named Mountain Shadows Plaza, and a shopping center subject to a ground lease in Petaluma, California, named Midtown Center. The shopping centers have combined commercial and retail space totaling approximately 80,000 square feet. Pacific is indirectly principally owned by Ms. Legg, the President and Chief Executive Officer and a director of the Company, and Ms. Howe, a director of the Company. The Company's acquisition of Novato was approved by the Company's Board of Directors and, specifically, by directors with no financial interest in or other relationship to Pacific or its owners.

     The shares of Common Stock were issued to Pacific under an exemption to the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the shares are "restricted securities," as defined in Rule 144 adopted under the Securities Act, and are not freely transferable. The Company granted Pacific one-time demand registration rights with respect to the shares for the period beginning June 30, 1999 and ending February 2, 2001. It also granted Pacific piggy-back registration rights exercisable if the Company files a registration statement under the Securities Act in connection with the proposed offer and sale for cash of shares of Common Stock by it or by any of its other stockholders.

     Before the closing of the share exchange, Novato caused its wholly-owned subsidiary to transfer to Pacific all its rights under a lease, with option to purchase, with Ignacio Properties, LLC, relating to the Ignacio Center in Novato, California (the "Ignacio Property"), and Pacific agreed to assume all the obligations of the subsidiary under the lease and option. The Company, Novato, Novato's wholly-owned subsidiary and Pacific then entered into an agreement whereby the parties clarified their respective rights and obligations relating to the Ignacio Property and the Company's rights to an escrow established when Pacific originally acquired Novato. Mr. Barash controls Ignacio Properties LLC and subsequent to this transaction became a director of the Company.

     Turkey Vulture Fund XIII, Ltd., Third Capital LLC and Messrs. Osborne, Jarratt and Lewis. On February 2, 1999, the Company repurchased 793,700 shares of its Common Stock from Turkey Vulture Fund XIII, Ltd. ("TVF") for $1,984,250, 20,000 shares of its Common Stock from Mr. Jarratt for $40,000 and 12,000 shares of its Common Stock from Mr. Lewis for $24,000, pursuant to an agreement among the Company, TVF, Third Capital, LLC ("Third Capital") and Messrs. Osborne, Jarratt and Lewis.

     TVF, Third Capital and Messrs. Osborne, Jarratt and Lewis agreed that, for a period of seven years, they will not directly or indirectly, among other things, (i) effect or participate in or in any way assist any other person in effecting or participating in (a) any acquisition of securities or rights to acquire securities or assets of the Company or its subsidiaries, (b) any tender or exchange offer, merger or other business combination involving the Company or its subsidiaries, (c) any liquidation or other extraordinary transaction with respect to the Company or its subsidiaries or (d) any solicitation of proxies or consents to vote any voting securities of the Company; (ii) form or in any way participate in a "group" with respect to the Company; (iii) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company or its subsidiaries; (iv) take any action to compel the holding of an annual or special meeting of stockholders or
(v) enter into any discussions or arrangements with any person relating to the foregoing.

     The parties also agreed to a mutual general release of all claims arising out of or relating to the business or affairs of the Company or the ownership of its stock. Messrs. Osborne, Jarratt and Lewis resigned from the Company's Board of Directors, effective February 2, 1999. This share repurchase was approved by the Company's Board of Directors and, specifically, by directors with no financial interest in the transaction.

                                 PROPOSAL NO. 2

               TO AMEND THE CHARTER TO CHANGE THE COMPANY'S NAME

     Until 1994, the Company sought to generate its income primarily through the acquisition of certain mortgage-backed securities, including residual interests, principal-only bonds and interest-only bonds in collateralized mortgage obligations, other securities collateralized by or representing equity interests in pooled mortgage loans secured by first liens on single family residences, multiple family residences or commercial real estate, and other types of commercial securitizations. Since that time, the Company has changed its investment focus, sold a large portion of its securities portfolio and acquired a portfolio of income-producing residential and commercial real estate properties. The Company currently owns three multiple family residential properties and two shopping centers, and continues to seek additional selective real estate development opportunities. Thus, the Board believes that the proposed name change - to TISCAP, Inc. - better reflects its changing business focus.

     Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to be voted on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal. Approval of this proposal is not contingent on the approval of any other proposal.

          The Board of Directors recommends a vote FOR this proposal.

                                PROPOSAL NO. 3

    TO PERMIT THE BOARD OF DIRECTORS TO TERMINATE THE COMPANY'S REIT STATUS
           (INCLUDING AMENDMENTS TO THE RELATED CHARTER PROVISIONS)

     Since its inception, the Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Company generally is not subject to federal tax on its income to the extent it distributes its earnings to stockholders and otherwise maintains its qualification as a REIT. The Board is currently evaluating whether it is desirable for the Company to remain a REIT. If REIT status is terminated, the Company would be taxed as a regular domestic "C corporation" under the Code, which is not eligible for certain tax benefits available to REITs, including the ability to deduct dividends paid to stockholders in computing its taxable income. The termination of the Company's status as a REIT in any one year would disqualify the Company from being treated as a REIT for four subsequent years.

     In order to remain a REIT, the Company must operate within strict guidelines that restrict the nature of its investment and business activities, and ultimately affect the Company's profitability. In the future, even though the Company would be taxed as a "C corporation," it may be more beneficial to the Company to operate without such constraints, due in part to the Company's ability to use its NOL to offset future taxable income. See also "Proposal No.
4 - To Amend the Charter to Add Restrictions on the Transfer of Company Stock to Preserve the Company's Federal NOL" below for a more complete description of the NOL. The Board believes it is in the best interests of the Company and its stockholders that the Board be given the flexibility to determine in the future whether the Company should continue to qualify as a REIT, without having to seek further stockholder approval.

     Article III of the Charter states that the Company was formed for the purpose of engaging in the business of being a REIT. Article VIII of the Charter restricts transfers of Company stock that might jeopardize the Company's qualification as a REIT. Section 9.1 of Article IX of the Charter requires the affirmative vote of a majority of the shares entitled to vote thereon to change the nature of the Company's business so to cause it to cease to be a REIT.

     Approval of this proposal would permit the Board of Directors to terminate the Company's REIT status if and when the Board deems it advisable. Approval of this proposal would also constitute an approval of a change of REIT status required by Section 9.1 of Article IX of the Charter, the approval of an amendment to Article III of the Charter to permit the Company to operate as a corporation other than a

REIT if and when the Board deems it advisable, and the approval of an amendment to Article VIII of the Charter to add a provision to suspend the transfer restrictions related to the Company's REIT status at such time or times as the Board terminates the Company' REIT status.

     The foregoing description of the current provisions of Article III and
Section 9.1, and the proposed amendments to the Charter, is qualified in its entirety by reference to the full text of the current provisions and the proposed amendments, which are set forth on Annex A to this proxy statement, and
                                            -------
are incorporated herein by this reference. Stockholders are urged to carefully read the full text of the current provisions and the proposed amendments in their entirety.

     Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to be voted on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal. Approval of this proposal is not contingent on the approval of any other proposal.

     The Board of Directors recommends a vote FOR this proposal.

                                PROPOSAL NO. 4

 TO AMEND THE CHARTER TO ADD RESTRICTIONS ON THE TRANSFER OF COMPANY STOCK TO
                      PRESERVE THE COMPANY'S FEDERAL NOL

     The Company had a federal NOL of approximately $57 million as of December 31, 1998, which expires at various times beginning in 2007 and ending in 2013. The ability of the Company to use the current NOL to offset future taxable income would be substantially limited under Section 382 of the Code, if an "ownership change" within the meaning of Section 382 of the Code, has occurred or occurs with respect to the Company after the years in which the NOL was generated.

     The proposed amendment to the Charter, the full text of which is set forth on Annex B to this proxy statement, adds restrictions on the transfer of Company
   -------
stock designed to prevent such an "ownership change." Such restrictions generally preclude any person from transferring shares of Company stock if the effect of the transfer would be to (i) make any person or group an owner of 4.8% or more of the outstanding shares of such stock, (ii) increase the ownership position of any person or group that already owns 4.8% or more of the outstanding shares of such stock or (iii) cause any person or group to be treated as the owner of 4.8% or more of the outstanding shares of such stock for federal income tax purposes. These restrictions will not apply to the exercise of any stock option or warrant issued by the Company that is outstanding on the date the amendment becomes effective. The transfer restrictions terminate on the tenth anniversary of the effectiveness of the amendment, unless the Board of Directors accelerates or extends that date. The Board of Directors also has the authority to waive the transfer restrictions for particular stockholders or transfers under certain circumstances.

     The proposed restrictions are in addition to the transfer restrictions currently contained in Article VIII of the Charter that restrict transfers of Company stock that might jeopardize the Company's qualification as a REIT. Notwithstanding the proposed amendment to add restrictions on the transfer of the Company stock to preserve the NOL, there can be no assurance that the Company will have sufficient earnings in the future to use the current or any future NOLs. Further, the new transfer restrictions may make it difficult or impossible for any person or group to effect a change of control of the Company. However, without the transfer restrictions, the Company may lose any benefit that it might otherwise derive from any current or future NOL.

     The foregoing description of the proposed amendment is qualified in its entirety by reference to the full text of the proposed amendment, which is set forth on Annex B to this proxy statement, and is incorporated herein by this
         -------
reference. Stockholders are urged to carefully read the full text of the proposed amendment in its entirety.

     Approval of this proposal requires the affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to be voted on this proposal. Abstentions and broker non-votes will have the same effect as votes against this proposal. Approval of this proposal is not contingent on the approval of any other proposal.

     The Board of Directors recommends a vote FOR this proposal.

                            ADDITIONAL INFORMATION

Independent Auditors

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1999. Arthur Andersen LLP has served as the Company's independent public accountants since the first fiscal period ended December 31, 1988. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Other Matters

     As of the date of this proxy statement, the Board of Directors knows of no other matters to be brought before the meeting other than the proposals listed in the attached notice for the meeting. Nevertheless, if any other matter properly comes before the meeting, it is the intention of the persons named as proxies to vote the shares they represent in their discretion. Discretionary authority for them to do so is contained in the enclosed form of proxy.

Stockholder Proposals

     To nominate directors for election or to propose business to be considered at the Company's 2000 annual meeting of stockholders, a stockholder must deliver timely written notice to the Company's Secretary setting forth certain detailed information regarding the stockholder and the person the stockholder proposes to nominate for election as a director or the business the stockholder is proposing for consideration at the 2000 annual meeting of stockholders as is required by the Bylaws. To be timely, the written notice to the Secretary must be delivered to or mailed and received at the address of the Company set forth on page 1 of this proxy statement not later than April 12, 2000, or earlier than March 13, 2000. However, if less than 70 days' notice or prior public disclosure of the date of the annual meeting is given or made, the notice from the stockholder, to be timely, must be received by the Secretary not later than the close of business on the 10th day following the earlier of the day on which the notice of the date of the annual meeting was mailed or the day on which the public disclosure was made.

     Separate and apart from the required notice described in the preceding paragraph, rules promulgated by the SEC under the Exchange Act entitle a stockholder in certain instances to require the Company to include that stockholder's proposal (but not that stockholder's nominees for director) in the Company's proxy materials for the 2000 annual meeting of stockholders. Any stockholder who wishes to present a proposal for inclusion in the Company's 2000 proxy solicitation materials must set forth the proposal in writing, file it with the Company's Secretary at the address of the Company set forth on page 1 of this proxy statement by not later than December 28, 1999, and meet the other requirements for inclusion contained in the SEC's rules.

Annual Report

     The Company's annual report to stockholders for 1998, which is being mailed to stockholders with this proxy statement, contains financial and other information about the activities of the Company but is not incorporated into this proxy statement and is not to be considered a part of these proxy solicitation materials. The Company, upon request, will furnish to record and beneficial holders of Common Stock, free of charge, a copy of its annual report on Form 10-K (including financial statements and schedules but without exhibits) for 1998. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to the Company's Secretary at the address of the Company set forth on page 1 of this proxy statement.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 John E. Castello,
                                 Executive Vice President, Chief
                                 Financial Officer and Secretary


San Francisco, California
April 26, 1999

                                    Annex A

     Article III and Section 9.1 of the Charter currently read as follows:

                                  ARTICLE III

     The Corporation is formed for the purpose of engaging in the business of a real estate investment trust and may exercise all of the powers, rights, and privileges granted to or conferred upon corporations by the General Corporation Law of Maryland as now or hereafter in force.

                           *       *        *       *

     Section 9.1. The affirmative vote of the holders of at least three-fourths of the shares of the Corporation then entitled to be voted on the matter shall be required to approve, adopt or authorize any of the actions set forth in this
Section 9.1, unless such action has previously been approved, adopted or authorized by the affirmative vote of three-fourths of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of a majority of the shares entitled to be voted thereon shall be required:
 .   .   .   .

     (d) a change in the nature of the Corporation's business which would cause it to cease to be a real estate investment trust.

If the stockholders approve Proposal No. 3, as described more completely in the accompanying proxy statement, upon the acceptance for record of Articles of Amendment by the State Department of Assessments and Taxation of Maryland, the current Article III of the Charter will be deleted in its entirety and the following Article III will be substituted in its place, and the following
Section 8.9 will be added to Article VIII of the Charter:

                                  ARTICLE III

     The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code")) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of the charter of the Corporation, "REIT" means a real estate investment trust taxable under Sections 856 through 860 of the Code. The Board of Directors may determine from time to time that it is, or that it is no longer, in the best interests of the Corporation to continue to be qualified as a REIT and upon any such determination the Board of Directors may revoke or otherwise terminate the Corporation's election to be a REIT pursuant to Section 856(g) of the Code or, if such election has previously been revoked or terminated, cause the Corporation to elect to be taxed as a REIT pursuant to
Section 856, as the case may be.

                           *       *        *       *

     Section 8.9. The foregoing provisions of this Article VIII shall continue in full force and effect until the date that the Board of Directors by resolution suspends such provisions by reason of the fact that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the limitations and restrictions contained in such provisions is no longer required in order for the Corporation to qualify as a REIT, until such time as the Board later revokes such suspension.

                                   Annex B

If the stockholders approve Proposal No. 4, as described more completely in the accompanying proxy statement, upon the acceptance for record of Articles of Amendment by the State Department of Assessments and Taxation of Maryland, the following Article X will be added to the Charter:

                                   ARTICLE X

     Section 10.1. In order to preserve the net operating loss carryover and other beneficial tax attributes (the "Tax Benefits") to which the Corporation is entitled pursuant to the Internal Revenue Code of 1986, as amended, or any successor statute (the "Code") and the regulations thereunder, the following restrictions shall apply, in addition to and not in limitation of the provisions of Article VIII above, until the business day following the tenth anniversary of the Effective Date (as defined below), unless the Board of Directors shall fix an earlier or later date in accordance with Section 10.2 of this Article X (such date is sometimes referred to in this Article X as the "Expiration Date"):

     (a) No person (as defined below), including the Corporation, shall engage in any Transfer (as defined below) with any person to the extent that such Transfer, if effective, would cause the Ownership Interest Percentage (as defined below) of any person or Public Group (as defined below) to increase to
4.8 percent or above, or from 4.8 percent or above to a greater Ownership Interest Percentage, or would create a new Public Group; provided, however, that
                                                         --------  -------
the foregoing restriction on such Transfers shall not be applicable to the Transfer of shares of Stock (as defined below) pursuant to the exercise of any option or warrant that has been issued by the Corporation and is outstanding on the Effective Date.

     (b) Any Transfer that would otherwise be prohibited pursuant to Section 10.1(a) of this Article X may nonetheless be permitted if information relating to a specific proposed transaction is presented to the Board of Directors and the Board of Directors determines in its discretion that (i) such transaction will not jeopardize or create a material limitation on the Corporation's then current or future ability to uses its Tax Benefits, taking into account both the proposed transaction and potential future transactions, or (ii) the overall economic benefits of such transaction to the Corporation outweigh the detriments of such transaction. Nothing in this Section 10.1(b) shall be construed to limit or restrict the Board of Directors in the exercise of its duties under applicable law.

     (c) Unless approved by the Board of Directors in accordance with Section 10.1(b) of this Article X, any attempted Transfer that is prohibited pursuant to
Section 10.1(a) of this Article X, to the extent that the amount of Stock subject to such prohibited Transfer exceeds the amount that could be Transferred without restriction under such Section 10.1(a) (such excess being referred to herein as the "Prohibited Interests"), shall be void ab initio and not effective
                                                     -- ------
to transfer ownership of the Prohibited Interests with respect to the purported acquiror thereof (the "Purported Acquiror"), who shall not be entitled to any rights as a stockholder of the Corporation with respect to the Prohibited Interests (including, without limitation, the right to vote or to receive dividends or distributions with respect thereto), or otherwise as the holder of the Prohibited Interests. All rights with respect to the Prohibited Interests shall remain the property of the person who initially purported to Transfer the Prohibited Interests to the Purported Acquiror (the "Initial Transferor") until such time as the Prohibited Interests are resold as set forth in this Article X.

     (d) Upon demand by the Corporation, a Purported Acquiror must Transfer any certificate or other evidence of purported ownership of the Prohibited Interests within the Purported Acquiror's possession or control, along with any dividends or other distributions paid by the Corporation with respect to the Prohibited Interests that were received by the Purported Acquiror (the "Prohibited Distributions"), to an agent designated by the Corporation (the "Agent"). The Agent will endeavor to sell the Prohibited Interests in an arms'- length transaction and the Purported Acquiror will receive an amount of sales proceeds not in excess of the price paid or consideration surrendered by the Purported Acquiror for the Prohibited Interests (or the fair market value of the Prohibited Interests at the time of the attempted transfer to the Purported Acquiror by gift, inheritance or a similar transfer). If the Purported Acquiror has resold the Prohibited Interests prior to receiving the Corporation's demand to surrender the same to the Agent, the Purported Acquiror shall be deemed to have sold the Prohibited Interests as agent for the Initial Transferor and shall be required to transfer to the Agent any Prohibited Distributions and the proceeds of such sale, except to the extent that the Agent grants written permission to the Purported Acquiror to retain a portion of such sales proceeds not exceeding the amount that the Purported Acquiror would have received from the Agent if the Agent had resold the Prohibited Interests.

     (e) If the Initial Transferor can be identified, the Agent will pay to the Initial Transferor any sales proceeds in excess of those due to the Purported Acquiror, together with any Prohibited Distributions received by the Agent. If the Initial Transferor cannot be identified within 90 days, the Agent may pay any amounts due to the Initial Transferor into a court or to a governmental agency, if applicable law permits, and otherwise must transfer such amounts to a charity designated by the Corporation. In no event shall amounts due to the Initial Transferor pursuant hereto inure to the benefit of the Corporation or the Agent, but such amounts may be used to cover expenses incurred by the Agent in attempting to identify the Initial Transferor.

     (f) If the Purported Acquiror fails to surrender the Prohibited Interests within 30 business days from demand by the Corporation, the Corporation shall institute legal proceedings to compel surrender (provided, however, that any
                                                 --------  -------
failure to act within such time period shall not constitute a waiver of any right of the Corporation under this Article X) . Upon a determination by the Board of Directors that there has been or is threatened to be a purported Transfer of Prohibited Interests to a Purported Acquiror, the Board of Directors may take such action (in addition to the action required by the immediately preceding sentence) as it deems advisable to give effect to the provisions of this Article X (including, without limitation, refusing to give effect on the books of this Corporation to such purported Transfer or instituting proceedings to enjoin such purported Transfer).

     (g) The Corporation may require as a condition to the registration of the transfer of any shares of its Stock that the proposed Transferee furnish to the Corporation all information reasonably requested by the Corporation with respect to all the proposed Transferee's direct or indirect ownership interest in, or options to acquire, Stock.

     (h) Any person who knowingly violates the restrictions on Transfer set forth in this Article X will be liable to the Corporation for any costs and expenses (including, without limitation, court costs and actual attorneys' fees) incurred by the Corporation as a result of such violation.

     Section 10.2. Nothing contained in this Article X shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and the interest of the holders of its securities in preserving the Tax Benefits. Without limiting the generality of the foregoing, the Board of Directors may (i) accelerate or extend the Expiration Date, (ii) modify the Ownership Interest Percentage in the Corporation specified in Section 10.1(a) of this Article X, or (iii) modify the definition of any term set forth in this
Article X; provided that the Board of Directors shall determine by resolution
           --------
that such acceleration, extension, change or modification is reasonably necessary or advisable to preserve the Tax Benefits under the Code and the regulations thereunder or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits.

     Section 10.3.  For purposes of this Article X only:

     (a) "Effective Date" means the date on which the articles of amendment to the Corporation's charter that adds this Article X to such charter is filed with State Department of Assessments and Taxation of Maryland;

     (c) "person" means any individual, corporation, estate, trust, association, company, partnership, joint venture, or other entity or organization, including, without limitation, any "entity" within the meaning of Treasury Regulations
Section 1.382-3(a);

     (d) a person's "Ownership Interest Percentage" is the sum of such person's direct ownership interest in the Corporation as determined under Treasury Regulations Section 1.382-2T(f)(8), or any successor regulations, and such person's indirect ownership interest in the Corporation as determined under Treasury Regulations Section 1.382-2T(f)(15), or any successor regulations, except that, for purposes of determining a person's direct ownership interest in the Corporation, any ownership interest in the Corporation described in Treasury Regulations Section 1.382-2T(f)(18)(iii)(A), or any successor regulations, shall be treated as Stock of the Corporation, and for purposes of determining a person's indirect ownership interest in the Corporation, Treasury Regulations Sections 1.382-2T(g)(2), 1.382-2T(h)(2)(i)(A), 1.382-2T(h)(2)(iii) and 1.382-
2T(h)(6)(iii), or any successor regulations, shall not apply and any Option Right to acquire Stock shall be considered exercised;

     (e) "Option Right" means any option, warrant or other right to acquire, convert into or exchange or exercise for, or any similar interest in, shares of Stock;

     (f) "Public Group" means a group of individuals, entities or other persons described in Treasury Regulations Section 1.382-2T(f)(13), or any successor regulations;

     (g) "Stock" shall mean shares of stock of the Corporation (other than stock described in Section 1504(a)(4) of the Code or stock that is not described in
Section 1504 (a)(4) solely because it is entitled to vote as a result of dividend arrearages), any Option Rights to acquire Stock and all other interests that would be treated as stock of the Corporation pursuant to Treasury Regulations Section 1.382-2T(f)(18), or any successor regulations;

     (h) "Transfer" means any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event, that causes a person to acquire or increase an Ownership Interest Percentage in the Corporation, or any agreement to take any such actions or cause any such events, including (i) the granting or exercise of any Option Right with respect to Stock, (ii) the disposition of any securities or rights convertible into or exchangeable or exercisable for Stock or any interest in Stock or any exercise of any such conversion or exchange or exercise right, and (iii) transfers of interest in other entities that result in changes in direct or indirect ownership of Stock in each case, whether voluntary or involuntary, or record, and by operation of law or otherwise; and

     (i) "Transferee" means any person to whom Stock is Transferred.

                                [FORM OF PROXY]

                        TIS MORTGAGE INVESTMENT COMPANY

                                 PROXY FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned stockholder of TIS Mortgage Investment Company, a Maryland corporation (the "Company") hereby appoints Douglas B. Fletcher, Lorraine O. Legg and John E. Castello, or any one or more of them, each with full power of substitution, as Proxies, to represent the undersigned and vote as directed on the reverse hereof the undersigned's shares of common stock of the Company at the Company's annual meeting of stockholders to be held at the _________, located at ___________, San Francisco, California, on Friday, June 11, 1999, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE HEREOF AND FOR PROPOSALS 2, 3 AND 4. FOR A MORE DETAILED DESCRIPTION OF EACH SUCH PROPOSAL, SEE THE ACCOMPANYING PROXY STATEMENT. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

           (Continued and to be signed and dated on the other side.)

/X/  Please mark your votes as in this example

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4.

(1)  ELECTION OF DIRECTORS.

                                                                                       Nominees            Class
                                                                                    ---------------        -----
       / /   FOR all nominees listed at right (except as indicated to the           Patricia M. Howe        2000
             contrary below)                                                        Robert W. Ledoux        2000
                                                                                    Douglas B. Fletcher     2001
       / /   WITHHOLD AUTHORITY to vote for all nominees listed at right            J. David Schemel        2001
                                                                                    Anthony H. Barash       2002
                                                                                    Lorraine O. Legg        2002

      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE BELOW.)

      -------------------------------------

(2)   PROPOSAL TO AMEND THE COMPANY'S CHARTER TO CHANGE THE COMPANY'S NAME.

      / /  FOR
      / /  AGAINST
      / /  ABSTAIN

(3) PROPOSAL TO PERMIT THE BOARD OF DIRECTORS TO TERMINATE THE COMPANY'S REAL ESTATE INVESTMENT TRUST STATUS (INCLUDING AMENDMENTS TO THE RELATED CHARTER PROVISIONS).

      / /  FOR
      / /  AGAINST
      / /  ABSTAIN

(4) PROPOSAL TO AMEND THE COMPANY'S CHARTER TO ADD RESTRICTIONS ON THE TRANSFER OF COMPANY STOCK TO PRESERVE THE COMPANY'S FEDERAL NET OPERATING LOSS CARRYOVER.

      / /  FOR
      / /  AGAINST
      / /  ABSTAIN

(5) OTHER BUSINESS. In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director as the Board of Directors shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof, including among other things, a motion to adjourn the annual meeting to another time or place for, among other things, the purpose of soliciting additional proxies.

     Please date this proxy and sign exactly as your name(s) appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his or her title. If a partnership, sign in partnership name by an authorized person.

Dated:        , 1999
      --------


                                         -------------------------
                                         Signature

                                         -------------------------
                                         Title

                                         -------------------------
                                         Signature if held jointly

                                         -------------------------
                                         Title


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

                                       3